                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                   /s/ Carl M. Mueller
                                   ------------------------
                                   Carl M. Mueller

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                       /s/ Frank T. Cary
                                       ---------------------------
                                           Frank T. Cary

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                       /s/ William R. Delk
                                       ---------------------------
                                       William R. Delk

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 3rd day of September, 1997.



                                       /s/ Harry Crutcher, III
                                       ---------------------------
                                       Harry Crutcher, III

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                       /s/ Donald R. Hollis
                                       ---------------------------
                                       Donald R. Hollis

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                       /s/ Bernard F. Sergesketter
                                       ---------------------------
                                       Bernard F. Sergesketter

                                TELTREND INC.
                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his(her) capacity as a director of Teltrend Inc., hereby constitutes and appoints Howard L. Kirby, Jr. and Douglas P. Hoffmeyer and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Teltrend Inc. common stock, and any and all amendments (including post-effective amendments) to the Registration Statement, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises in order to effectuate the same as fully to all intents and confirms all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument the 4th day of September, 1997.



                                       /s/ Susan B. Major
                                       ---------------------------
                                       Susan B. Major